8-K Texen apr292004pr

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 29, 2004
Date of Report (Date of earliest event reported)

TEXEN OIL AND GAS, INC.
(Exact name of registrant as specified in its charter)

Nevada                                                         000-33193                                      88-0435904
(State or other jurisdiction of incorporation)      (Commission File Number)     (I.R.S Employer Identification No.)

10603 Grant Road, Suite 209, Houston, TX 77070
(Address of principal executive offices)

(832) 237-6053
(Registrant’s telephone number, including area code)

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

    Exhibit No.      Description
     99.1                 Press Release

ITEM 9.   REGULATION FD DISCLOSURE

Texen Oil and Gas, Inc. is pleased to announce that Coastline Operations has identified 7 workover candidates on the company’s properties to begin reservoir analysis.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly cused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED: April 29, 2004

                                                                                                TEXEN OIL AND GAS, INC.
                                                                                                BY:  /s/ Mike Sims
                                                                                                Mike Sims, Vice President